1 First Quarter 2024 Earnings Call Tuesday, May 14th, 2024 Tim Oliver, President & Chief Executive Officer Paul Campbell, Chief Financial Officer Stuart Mackinnon, Chief Operating Officer

FORWARD-LOOKING STATEMENTS NCR Atleos Corporation (“NCR Atleos,” “Atleos” or the “Company”) cautions that comments made during this presentation and in these materials contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”). Forward-looking statements use words such as “estimate,” “expect,” “target,” “anticipate,” “outlook,” “intend,” “plan,” “confident,” “believe,” “will,” “would,” “potential,” “positioned,” “may,” and words of similar meaning, as well as other words or expressions referencing future events, conditions or circumstances. We intend for these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Act. Statements that describe or relate to the Company's plans, targets, goals, intentions, strategies, or financial outlook, and statements that do not relate to historical or current fact, are examples of forward-looking statements. Examples of forward-looking statements in these materials include, without limitation, statements regarding the future commercial or financial performance of the Company following the separation from NCR Voyix Corporation (“Voyix”), and value creation and ability to innovate and drive growth generally as a result of such transaction; the expected financial performance of the Company for 2024; the Company's net leverage ratio targets for year-end 2024 and long-term; our expected areas of focus and strategy to drive growth and profitability and create long-term stockholder value, including key performance indicator targets and expectations for 2024; the Company's focus on advancing strategic growth initiatives and transforming the Company into a software-led ATM-as-a-service company with a higher mix of recurring revenue streams, including the Company's focus on driving efficiencies and standardizing cloud-native service offerings; statements regarding redeployment priorities, and future capital allocation priorities and our expected free cash flow for 2024; and our expectations of NCR Atleos' ability to deliver increased value to customers and stockholders. Forward-looking statements are based on our current beliefs, expectations and assumptions, which may not prove to be accurate, and involve a number of known and unknown risks and uncertainties, many of which are out of the Company's control, including the failure of NCR Atleos to achieve some or all of the expected strategic benefits or opportunities expected from the spin-off, that NCR Atleos may incur material costs and expenses as a result of the spin-off, that NCR Atleos has no pre-spin operating history as an independent, publicly traded company, and NCR Atleos' historical and pro forma financial information is not necessarily representative of the results that it would have achieved as a separate, publicly traded company and therefore may not be a reliable indicator of its future results, NCR Atleos' obligation to indemnify NCR Voyix pursuant to the agreements entered into connection with the spin-off (including with respect to material taxes) and the risk NCR Voyix may not fulfill any obligations to indemnify NCR Atleos under such agreements, that under applicable tax law, NCR Atleos may be liable for certain tax liabilities of NCR Voyix following the spin-off if NCR Voyix were to fail to pay such taxes, that agreements binding on NCR Atleos restrict it from taking certain actions after the distribution that could adversely impact the intended U.S. federal income tax treatment of the distribution and related transactions, potential liabilities arising out of state and federal fraudulent conveyance laws, the fact that NCR Atleos may receive worse commercial terms from third-parties for services it presently receives from NCR Voyix, that after the spin-off, certain of NCR Atleos' executive officers and directors may have actual or potential conflicts of interest because of their previous positions at NCR Voyix, potential difficulties in maintaining relationships with key personnel, NCR Atleos will not be able to rely on the earnings, assets or cash flow of NCR Voyix and NCR Voyix will not provide funds to finance NCR Atleos' working capital or other cash requirements. Forward-looking statements are not guarantees of future performance, and there are a number of important factors that could cause actual outcomes and results to differ materially from the results contemplated by such forward-looking statements. As you read and consider this presentation, you should understand that these statements are not guarantees of performance or results. Although the Company believes that assumptions underlying the forward-looking statements contained herein are reasonable, should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, any of these statements included herein may prove to be inaccurate. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by us or any other person that the results or conditions described in such statements or our objectives and plans will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties. Additional information concerning these and other factors can be found in the Company's filings with the U.S. Securities and Exchange Commission (“SEC”), including the Company's registration statement on Form 10 and amendments thereto, the final information statement, included as an exhibit to the Company's current report on Form 8-K filed with the SEC on August 15, 2023, the Company’s annual report on Form 10-K filed with the SEC on March 26, 2024, quarterly reports on Form 10-Q and current reports on Form 8-K. These materials are dated May 13, 2024, and Atleos does not undertake any obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. 2

NON-GAAP MEASURES. While Atleos reports its results in accordance with generally accepted accounting principles in the United States, or GAAP, comments made during this conference call and in these materials will include or make reference to certain "non-GAAP" measures, including: adjusted gross margin rate (non-GAAP); diluted earnings per share (non-GAAP); adjusted free cash flow-unrestricted; adjusted gross margin (non- GAAP); net debt; adjusted EBITDA; adjusted EBITDA growth; adjusted EBITDA margin; the ratio of net debt to adjusted EBITDA or Net Leverage Ratio; adjusted income from operations (non-GAAP); adjusted interest and other expense (non-GAAP); adjusted income tax expense (non-GAAP); effective income tax rate (non-GAAP); and adjusted net income attributable to Atleos (non-GAAP). These measures are included to provide additional useful information regarding Atleos' financial results, and are not a substitute for their comparable GAAP measures. Explanations of these non-GAAP measures, and reconciliations of these non-GAAP measures to their directly comparable GAAP measures, are included in the accompanying "Supplementary Materials" and are available on the Investor Relations page of Atleos' website at www.ncratleos.com. Descriptions of many of these non-GAAP measures are also included in Atleos' SEC reports. TRADEMARKS. All trademarks, service marks and trade names appearing in this presentation are, to our knowledge, the property of their respective owners. We do not intend our use or display of other companies’ trademarks, service marks, copyrights or trade names to imply a relationship with, or endorsement or sponsorship of us by, any other companies. USE OF CERTAIN TERMS. As used in these materials: (i) the term "recurring revenue" includes all revenue streams from contracts where there is a predictable revenue pattern that will occur at regular intervals with a relatively high degree of certainty. This includes hardware and software maintenance revenue, processing revenue, interchange and network revenue, Bitcoin-related revenue, and certain professional services arrangements, as well as term-based software license arrangements that include customer termination rights. (ii) the term "annual recurring revenue" or "ARR" is recurring revenue, excluding software license sold as a subscription, for the last three months times four, plus the rolling four quarters for term-based software license arrangements that include customer termination rights. (iii) the term "LTM" means last twelve months. (iv) the term "ARPU" means average revenue per unit. (v) the term "ATMaaS" means ATM as a Service, our turnkey, end-to-end ATM platform solution. These presentation materials and the associated remarks made during this conference call are integrally related and are intended to be presented and understood together. Websites referenced in this presentation are not incorporated by reference into the presentation. NOTES TO INVESTORS 3

Tim Oliver President and Chief Executive Officer Business Update 4

NCR ATLEOS

Strong Performance and Momentum

Strong Q1

- Q1 financial results at or above the high-end of guidance ranges
- Revenue up 6%; recurring revenue up 7% and 73% of total revenue
- Solid top line trends in Self Service Banking and Network; positive developments with customers and partners
- Adjusted EBITDA grew 11% y/y; free-cash-flow of ~$69 million was above expectations

Great Start to 2024

- Q2 guidance implies sequential top line and profit growth
- Network Utility banking continues to gain momentum with key renewals and new business
- Strategic and operating initiatives are underway with positive early indications
- Completed filing of Form 10-K, establishing sound base for future financial reporting

On Track for a Successful 2024

- Banks are investing in branches and better consumer experiences, and seeking efficiency
- Sales funnel is developing well in all markets, reinforcing our key strategy pillars led by ATMaaS
- Continuous improvement on track to deliver targeted productivity savings
- Reaffirmed 2024 financial targets

5

NCR ATLEOS

Segment Highlights

Self-Service Banking

- Recurring revenue grew 7% and accounted for 62% of segment revenue
- Active ATMaaS unit count increased to ~21K; backlog up sequentially and included expansion to Hong Kong
- Traditional business model fundamentals remain strong; the Atleos value proposition continues to win in the market
- Emphasis on execution drove improved service levels and cost savings

Network

- Transaction growth, more profitable mix, and significant operating leverage drive double digit profit growth
- Top line trends were positive in most markets led by ASDA in the UK and double-digit growth in Allpoint surcharge free withdrawals in the U.S.
- Renewed 3 financial institution partners to the Allpoint network, including expanded services
- Renewed key retail partner relationships & added new partnerships

7-ELEVEN CANADA INC.

6

NCR ATLEOS

Key Objectives for 2024

2024 Objectives	2024 Initiatives	Q1 2024 Progress Update
Differentiate & Grow	▪ Offer best-in-class solutions and service ▪ Leverage existing operations ▪ Expand markets and transaction sets ▪ Advance ATMaaS model	✓ Grew ATMaaS active units to ~21K with the backlog and pipeline up sequentially ✓ Launched Tap capability across the US retail network increasing transaction speed, convenience and security ✓ In US, added a top 10 bank & Navy Federal; launched first deposit solution in UK
Optimize Resource Allocation	▪ Establish a culture of continuous improvement ▪ Identify and realize efficiency opportunities ▪ Apply disciplined approach to investment ▪ Allocate capital to enhance shareholder value	✓ Reorganization of customer service and business operations is underway ✓ Launched 6 productivity initiatives that contributed 14% of expected annual productivity savings
Complete Separation	▪ Complete the transfer of operations in certain markets that remained after transaction close ▪ Wind down TSA agreements	✓ Transferred 4 stranded markets from Voyix to date; 3 left and expected to transfer by Q3 ✓ 60% of total TSA's have been wound down

7

Paul Campbell Chief Financial Officer Financial Review 8

9 $0 $100 $200 Q1 23 Q1 24 $0 $500 $1,000 Q1 23 Q1 24 $ in millions, except percentages and per share amounts $986 $146 $1,050 $162 $710 $763 ■ Q1 '24 Revenue of $1,050M, +6% y/y ■ Q1 '24 Recurring Revenue of $763M, +7% y/y ■ Q1 '24 Adjusted EBITDA of $162M, +11% y/y ■ Adjusted EBITDA margin 15.4%, +60 bps y/y ■ $69M of Adjusted free cash flow ■ First Quarter Non-GAAP Diluted EPS of $0.41 Q1 2024 CONSOLIDATED FINANCIAL RESULTS Adjusted EBITDATotal Revenue/Recurring

15 20 25 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 $1,400 $1,500 $1,600 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 55% 60% 65% Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 $0 $75 $150 Q1 23 Q1 24 $500 $575 $650 Q1 23 Q1 24 $ in millions, except units and percentages SELF-SERVICE BANKING $606 Recurring Revenue Mix % ATMaaS Units (in thousands) ARR 60% $139 17.5 $1,450 58% $628 $134 20.4 $1,532 10 62% 20.8 $1,573 Revenue Adjusted EBITDA Key Strategic Metrics Up 200 bps y/y • Growth in Software and Services • ATMaaS gaining traction Up 19% y/y • Q1 ATMaaS activations in most regions • ATMaaS backlog up to 4,000+ units Up 8% y/y • Growth in Software and Services

$13.5 $14.0 $14.5 $15.0 $15.5 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 75 80 85 Q1 23 Q2 23 Q3 23 Q4 23 Q1 24 $0 $60 $120 Q1 23 Q1 24 $150 $250 $350 Q1 23 Q1 24 $ in millions, except units and ARPU NETWORK $300 Self-Service Banking Terminal Network (in thousands) LTM ARPU (in thousands) 84 $75 $310 $86 $15.1 83 $14.3 11 $15.4 81 Revenue Adjusted EBITDA Key Strategic Metrics Down 4% y/y • Continued Optimization of ATM portfolio Up 8% y/y • Global withdrawal volumes up 11% y/y • Surcharge free transactions up 14% y/y

Segment Results Summary 12 Revenue Q1 2024 Q1 2023 % Change Self-Service Banking $628 $606 +4% Network 310 300 +3% Technology & Telecommunications 51 50 +2% Other 61 30 +103% Total Atleos $1,050 $986 +6% Adjusted EBITDA Q1 2024 Q1 2023 % Change Self-Service Banking $134 $139 (4%) Network 86 75 +15% Technology & Telecommunications 10 10 0% Other 4 10 (60%) Corporate (72) (88) (18%) Total Atleos $162 $146 +11% $ in millions Adjusted EBITDA Margin Q1 2024 Q1 2023 bps Change Self-Service Banking 21.3% 22.9% -160 bps Network 27.7% 25.0% +270 bps Technology & Telecommunications 19.6% 20.0% -40 bps Other 6.6% 33.3% n/m Corporate n/m n/m n/m Total Atleos 15.4% 14.8% +60 bps

Cash Flow and Financial Position (1) Cash and cash equivalents as presented on our Condensed Consolidated Balance Sheets. (2) Refer to the definitions in the supplementary section of the presentation. (3) Reflects management’s assessment for Q1 2024 capital expenditures. Balance Sheet & Liquidity March 31, 2024 December 31, 2023 Liquidity $725 $676 Revolving Credit Availability $382 $337 Cash (unrestricted)1 $343 $339 Total Debt $2,937 $3,014 Net Debt2 $2,594 $2,675 Net Leverage Ratio2 3.47X 3.65X 13 $ in millions Free Cash Flow Q1 2024 Q1 2023 Adjusted EBITDA $162 $146 Less Maintenance capital expenditures(3) ($18) ($23) Less Growth capital expenditures(3) ($7) n/m Less ATMaaS capital expenditures(3) ($5) n/m Cash paid for Taxes ($8) ($17) Cash paid for Interest ($19) n/m Change in Working Capital $24 ($35) Other items ($60) $0 Adj. Free Cash Flow – Unrestricted $69 $71

2024 Financial Outlook In millions, except per share amounts Q2 2024 Targets FY 2024 Targets (Reaffirmed)Consolidated Range Range Revenue $1,060 - $1,090 $4,200 - $4,400 Adjusted EBITDA $180 - $190 $770 - $800 Fully Diluted EPS $0.63 - $0.73 $2.90 - $3.20 Adj. Free Cash Flow – Unrestricted $0-$25 $170 - $230 Interest Expense $75 - $80 ~$290 Effective Tax Rate (non-GAAP) ~20% ~26% Fully Diluted Share Count (non-GAAP) ~73.5 ~75.3 14

2024 Segment Financial Outlook In millions, except per share amounts Q2 2024 Targets FY 2024 Targets (Reaffirmed) Segments Range Range Revenue Self Service Banking $645 - $660 $2,540 - $2,620 Network $325 - $335 $1,310 - $1,370 Technology &Telecommunications $47 - $50 $185 - $210 Other – Voyix Related $43 - $45 $165 - $200 Total Consolidated Revenue $1,060 - $1,090 $4,200 - $4,400 Adjusted EBITDA Self Service Banking $145 - $155 $655 - $695 Network $93 - $97 $355 - $375 Technology &Telecommunications $8 - $10 $37 - $43 Other – Voyix Related $3 - $7 $18 - $22 Corporate – Overhead & OIE $(69) - $(79) $(295) - $(335) Total Consolidated Adj EBITDA $180 - $190 $770 - $800 15

Takeaways Strong First Quarter Results at high-end of Guidance Solid Revenue growth in all Atleos Core businesses Launched Strategic actions for a strong 2024 Full Year 2024 Guidance Reaffirmed; Issued Q2 Guidance 16

SUPPLEMENTARY MATERIALS 17

While Atleos reports its results in accordance with generally accepted accounting principles (GAAP) in the United States, comments made during this conference call and in these materials will include non-GAAP measures. These measures are included to provide additional useful information regarding Atleos' financial results, and are not a substitute for their comparable GAAP measures. Non-GAAP Diluted Earnings Per Share (EPS), Adjusted Gross Margin (non-GAAP), Adjusted Gross Margin Rate (non-GAAP), Adjusted Operating Expenses (non-GAAP), Adjusted Income from Operations (non-GAAP), Adjusted Operating Margin Rate (non-GAAP), Adjusted Interest and Other (Expense) (non- GAAP), Adjusted Income Tax Expense (non-GAAP), Adjusted Effective Income Tax Rate (non-GAAP), and Adjusted Net Income from Continuing Operations Attributable to Atleos (non-GAAP). Atleos’ non-GAAP diluted EPS, adjusted gross margin (non-GAAP), adjusted gross margin rate (non-GAAP), adjusted operating expenses (non-GAAP), operating income (non-GAAP), operating margin rate (non-GAAP), interest and other (expense) (non-GAAP), income tax expense (non-GAAP), adjusted effective income tax rate (non-GAAP), and adjusted net income from continuing operations attributable to Atleos (non-GAAP) are determined by excluding, as applicable, pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits, as well as other special items, including separation-related costs, amortization of acquisition related intangibles, stock-based compensation expense, and transformation and restructuring activities, from Atleos’ GAAP earnings per share, gross margin, gross margin rate, expenses, income from operations, operating margin rate, interest and other income (expense), income tax expense, effective income tax rate and net income from continuing operations attributable to Atleos, respectively. Due to the non-operational nature of these pension and other special items, Atleos' management uses these non-GAAP measures to evaluate year-over-year operating performance. Atleos believes these measures are useful for investors because they provide a more complete understanding of Atleos' underlying operational performance, as well as consistency and comparability with Atleos' past reports of financial results. Adjusted Free Cash Flow-Unrestricted (FCF). Atleos defines adjusted free cash flow-unrestricted as net cash provided by (used in) operating activities less capital expenditures for property, plant and equipment, less additions to capitalized software, plus/minus the change in restricted cash settlement activity, plus/minus net reductions or reinvestment in the trade receivables facility established in the fourth quarter of 2023 due to fluctuations in the outstanding balance of receivables sold, plus/minus financing payments/receipts of owned ATM capital expenditures, and plus pension contributions and pension settlements. Restricted cash settlement activity represents the net change in amounts collected on behalf of, but not yet remitted to, certain of the Company’s merchant customers or third-party service providers that are pledged for a particular use or restricted to support these obligations. These amounts can fluctuate significantly period to period based on the number of days for which settlement to the merchant has not yet occurred or day of the week on which a reporting period ends. Atleos' management uses adjusted free cash flow-unrestricted to assess the financial performance of the Company and believes it is useful for investors because it relates the operating cash flow of the Company to the capital that is spent to continue and improve business operations. In particular, adjusted free cash flow-unrestricted indicates the amount of cash generated after capital expenditures, which can be used for, among other things, investment in the Company's existing businesses, strategic acquisitions, strengthening the Company's balance sheet, repurchase of Company stock and repayment of the Company's debt obligations. Adjusted free cash flow-unrestricted does not represent the residual cash flow available for discretionary expenditures since there may be other non-discretionary expenditures that are not deducted from the measure. Adjusted free cash flow-unrestricted does not have uniform definitions under GAAP and, therefore, Atleos' definitions may differ from other companies' definitions of these measures. NON-GAAP MEASURES 18

Net Debt. Atleos determines Net Debt based on its total debt less cash and cash equivalents, with total debt being defined as total short-term borrowings plus total long-term debt as presented on the face of the Condensed Consolidated Balance Sheets plus deferred financing fees and discounts. Atleos believes that Net Debt provides useful information to investors because Atleos’ management reviews Net Debt as part of its management of overall liquidity, financial flexibility, capital structure and leverage. In addition, certain debt rating agencies, creditors and credit analysts monitor Atleos’ Net Debt as part of their assessments of Atleos’ business. Adjusted Earnings Before Interest, Taxes, Depreciation and Amortization (Adjusted EBITDA). Atleos determines Adjusted EBITDA based on GAAP Net income attributable to Atleos plus interest expense, net; plus income tax expense (benefit); plus depreciation and amortization; plus acquisition-related costs; plus pension mark-to-market adjustments, pension settlements, pension curtailments and pension special termination benefits; plus separation-related costs; plus transformation and restructuring charges (which includes integration, severance and other exit and disposal costs); plus stock-based compensation expense; plus other special (expense) income items. These adjustments are considered non-operational or non-recurring in nature and are excluded from the Adjusted EBITDA metric utilized by our chief operating decision maker (“CODM”) in evaluating segment performance and are separately delineated to reconcile back to total reported income attributable to Atleos. Atleos uses Adjusted EBITDA to manage and measure the performance of its business segments. Atleos also uses Adjusted EBITDA to manage and determine the effectiveness of its business managers and as a basis for incentive compensation. Atleos believes that Adjusted EBITDA provides useful information to investors because it is an indicator of the strength and performance of the Company's ongoing business operations, including its ability to fund discretionary spending such as capital expenditures, strategic acquisitions and other investments. Adjusted EBITDA margin is calculated based on Adjusted EBITDA as a percentage of total revenue. Net Leverage Ratio. Atleos believes that its ratio of Net Debt to Adjusted EBITDA, or Net Leverage Ratio, provides useful information to investors because it is an indicator of the Company's ability to meet its future financial obligations. In addition, the Net Debt to Adjusted EBITDA ratio is a measure frequently used by investors and credit rating agencies. The Net Debt to Adjusted EBITDA ratio is calculated by dividing Net Debt by trailing twelve-month Adjusted EBITDA. NON-GAAP MEASURES 19

With respect to our Adjusted EBITDA, adjusted free cash flow-unrestricted and non-GAAP diluted earnings per share forward-looking guidance, we do not provide a reconciliation of the respective GAAP measures because we are not able to predict with reasonable certainty the reconciling items that may affect the GAAP net income, GAAP cash flow from operating activities and GAAP diluted earnings per share without unreasonable effort. The reconciling items are primarily the future impact of special tax items, capital structure transactions, restructuring, pension mark-to-market transactions, acquisitions or divestitures, or other events. These reconciling items are uncertain, depend on various factors and could significantly impact, either individually or in the aggregate, the GAAP measures. Atleos management's definitions and calculations of these non-GAAP measures may differ from similarly-titled measures reported by other companies and cannot, therefore, be compared with similarly-titled measures of other companies. These non-GAAP measures should not be considered as substitutes for, or superior to, results determined in accordance with GAAP. These non-GAAP measures are reconciled to their corresponding GAAP measures in the following slides and elsewhere in these materials. These reconciliations and other information regarding these non-GAAP measures are also available on the Investor Relations page of Atleos' website at www.ncratleos.com. NON-GAAP MEASURES 20

Q1 2024 Q1 2023 % Change Revenue $1,050 $986 6% Gross Margin 221 220 —% Gross Margin Rate 21.0% 22.3% Operating Expenses 149 154 (3)% % of Revenue 14.2% 15.6% Operating Income 72 66 9% % of Revenue 6.9% 6.7% Interest and other expense, net (76) (4) 1,800% Income Tax Expense (Benefit) 4 25 Effective Income Tax Rate (100.0)% 40.3% Net Income (Loss) attributable to Atleos $(8) $36 (122)% Diluted EPS attributable to Atleos $(0.11) $0.51 (122)% $ in millions, except per share amounts Q1 2024 GAAP RESULTS 21

Q1 2024 Q1 2023 % Change Revenue $1,050 $986 6% Adjusted Gross Margin (non-GAAP) 244 240 2% Adjusted Gross Margin Rate (non-GAAP) 23.2% 24.3% Adjusted Operating Expenses (non-GAAP) 128 128 —% % of Revenue 12.2% 13.0% Adjusted Income from Operations (non-GAAP) 116 112 4% % of Revenue (Adjusted Operating Margin Rate) 11.0% 11.4% Adjusted Interest and other expense (non-GAAP) (75) (4) 1,775% Adjusted Income Tax Expense (non-GAAP) 11 33 (67)% Adjusted Effective Income Tax Rate (non-GAAP) 26.8% 30.6% Adjusted Net Income (Loss) attributable to Atleos (non-GAAP) $30 $74 (59)% Diluted EPS attributable to Atleos (non-GAAP) $0.41 $1.05 (61)% $ in millions, except per share amounts Q1 2024 OPERATIONAL RESULTS (Non-GAAP) 22

Q1 2024 Q1 2023 Net (Loss) Income Attributable to Atleos (GAAP) $ (8) $ 36 Transformation & Restructuring Costs 1 — Acquisition-Related Amortization of Intangibles 25 25 Separation Costs 9 7 Interest Expense 79 4 Interest Income (2) — Depreciation and Amortization 44 35 Income Taxes 4 25 Stock-Based Compensation Expense 10 14 Adjusted EBITDA (non-GAAP) $ 162 $ 146 GAAP TO NON-GAAP RECONCILIATION $ in millions 23

Q1 2024 Q1 2023 Income from Operations (GAAP) $ 72 $ 66 Transformation and restructuring costs 1 — Stock-based compensation expense 10 14 Acquisition-related amortization of intangibles 25 25 Separation costs 8 7 Depreciation and Amortization 44 35 Other income (expense), net 2 — Non-Controlling Interest — (1) Adjusted EBITDA (non-GAAP) $ 162 $ 146 GAAP TO NON-GAAP RECONCILIATION $ in millions 24

GAAP TO NON-GAAP RECONCILIATION $ in millions, except per share amounts Gross Margin Gross Margin rate Operating Expenses Income (loss) from operations Interest & Other Expenses, Net Income Tax Expense (Benefit) Effective Income Tax Rate Net Income attributable to Atleos Diluted Earnings per Share(1) GAAP Results $221 21.0% $149 $72 $(76) $4 (100.0)% $(8) $(0.11) Plus: Special Items Transformation and restructuring costs — —% (1) 1 — — 1 0.01 Stock-based compensation expense 1 0.1% (9) 10 — 1 9 0.12 Acquisition-related amortization of intangibles 22 2.1% (3) 25 — 7 18 0.25 Separation costs — —% (8) 8 1 2 7 0.10 Valuation allowance and other tax adjustments — —% — — (3) 3 0.04 Non-GAAP Adjusted Results $244 23.2% $128 $116 $(75) $11 26.8% $30 $0.41 Q1 2024 25 (1) For the three months ended March 31, 2024, due to the net loss attributable to Atleos common stockholders, potential common shares that would have caused dilution, such as restricted stock units and stock options, have been excluded from the GAAP diluted share count because their effect would have been anti-dilutive. The dilutive impact of these shares are included in the calculation of non-GAAP diluted EPS. Therefore, GAAP diluted EPS and non-GAAP diluted EPS may not mathematically reconcile.

NCR ATLEOS

GAAP TO NON-GAAP RECONCILIATION

Q1 2023

$ in millions, except per share amounts

	Gross Margin	Gross Margin rate	Operating Expenses	Income (loss) from operations	Interest & Other Expenses, Net	Income Tax Expense (Benefit)	Effective Income Tax Rate	Net Income attributable to Atleos	Earnings per Share[1]
GAAP Results	**$220**	**22.3%**	**$154**	**$66**	**$(4)**	**$25**	**40.3%**	**$36**	**$0.51**
Plus: Special Items									
Transformation and restructuring costs	—	—%	—	—	—	—		—	—
Stock-based compensation expense	5	0.5%	(9)	14	—	1		13	0.18
Acquisition-related amortization of intangibles	15	1.5%	(10)	25	—	6		19	0.27
Separation costs	—	—%	(7)	7	—	1		6	0.09
Non-GAAP Adjusted Results	**$240**	**24.3%**	**$128**	**$112**	**$(4)**	**$33**	**30.6%**	**$74**	**$1.05**

(1) On October 16, 2023, the date of Separation, 70.6 million shares of Atleos' Common Stock, par value $0.01 per share, were distributed to Voyix shareholders of record as of October 2, 2023, the Record Date. This share amount is utilized for the calculation of basic and diluted earnings per share for all periods presented prior to the Separation. For the three months ended March 31, 2023, these shares are treated as issued and outstanding for purposes of calculating historical earnings per share. For periods prior to the Separation, it is assumed that there are no dilutive equity instruments as there were no equity awards of Atleos outstanding prior to the Separation.

26

Self-Service Banking Network T&T Other(1) Corporate(2) Unallocated Total Product Revenue $190 $17 $2 $31 $— $240 Service Revenue $438 $293 $49 $30 $— $810 Total Revenue $628 $310 $51 $61 $— $1,050 Cost of Products $150 $16 $2 $29 $15 $212 Cost of Services $308 $227 $33 $26 $23 $617 SG&A and R&D Expenses(3) $50 $32 $6 $2 $59 $149 Income from Operations $120 $35 $10 $4 $(97) $72 Q1 2024 SEGMENT RESULTS - GAAP $ in millions 27 (1) Other represents certain other immaterial business operations, including commerce-related operations in countries that Voyix exited that are aligned to Atleos, that do not represent a reportable segment. For periods after the separation from Voyix, Other also includes revenues from commercial agreements with Voyix. (2) Corporate includes income and expenses related to corporate functions that are not specifically attributable to an individual reportable segment. (3) Selling, general and administrative expenses is presented as "SG&A" and research and development expenses is presented as "R&D" above.

Self-Service Banking Network T&T Other(1) Corporate(2) Unallocated Total Product Revenue $190 $17 $2 $31 $— $240 Service Revenue $438 $293 $49 $30 $— $810 Total Revenue $628 $310 $51 $61 $— $1,050 Adjusted Cost of Products (non-GAAP) $150 $16 $2 $29 $15 $212 Adjusted Cost of Services (non-GAAP) $307 $206 $33 $26 $22 $594 Adjusted SG&A and R&D Expenses(3) (non-GAAP) $50 $29 $6 $2 $41 $128 Adjusted Income from Operations (non-GAAP) $121 $59 $10 $4 $(78) $116 Adjusted EBITDA (non- GAAP) $134 $86 $10 $4 $(72) $162 Q1 2024 SEGMENT RESULTS - NON-GAAP $ in millions 28 (1) Other represents certain other immaterial business operations, including commerce-related operations in countries that Voyix exited that are aligned to Atleos, that do not represent a reportable segment. For periods after the separation from Voyix, Other also includes revenues from commercial agreements with Voyix. (2) Corporate includes income and expenses related to corporate functions that are not specifically attributable to an individual reportable segment. (3) Selling, general and administrative expenses is presented as "SG&A" and research and development expenses is presented as "R&D" above.

GAAP Transformation Costs Stock Based Compensation Acquisition Related Amortization of Intangibles Separation Costs Non-GAAP Self Service Banking $ 308 $ — $ — $ (1) $ — $ 307 Network 227 — — (21) — 206 T&T 33 — — — — 33 Other 26 — — — — 26 Corporate Unallocated 23 — (1) — — 22 Total Cost of Services 617 — (1) (22) — 594 Self Service Banking 50 — — — — 50 Network 32 — — (3) — 29 T&T 6 — — — — 6 Other 2 — — — — 2 Corporate Unallocated 59 (1) (9) — (8) 41 Total SG&A and R&D Expenses 149 (1) (9) (3) (8) 128 Self Service Banking 120 — — 1 — 121 Network 35 — — 24 — 59 T&T 10 — — — — 10 Other 4 — — — — 4 Corporate Unallocated (97) 1 10 — 8 (78) Total Income from Operations $ 72 $ 1 $ 10 $ 25 $ 8 $ 116 Q1 2024 GAAP TO NON-GAAP Segment Reconciliation $ in millions 29

Q1 2024 Q1 2023 Cash provided by operating activities $148 $120 Total capital expenditures $(30) $(23) Pension contributions $1 $1 Restricted cash settlement activity $(18) $(27) Temporary transfer of funds from Voyix $(32) $— Adjusted Free Cash Flow-Unrestricted $69 $71 $ in millions GAAP TO NON-GAAP RECONCILIATION 30

THANK YOU 31